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Exhibit 4.1

NUMBER	THE BANK HOLDINGS	SHARES
COMMON STOCK	INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA	SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP

        THIS CERTIFIES THAT

        IS THE REGISTERED HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE OF

        THE BANK HOLDINGS (hereinafter called the Company) transferable on the books of the Company, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation of the Company and amendments thereto, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:
TRANSFER ONLINE, INC. 227 SW PINE STREET Suite 300 PORTLAND, OR 97204
	BY	TRANSFER AGENT AND REGISTRAR
AUTHORIZED SIGNATURE
Dated:	THE BANK HOLDINGS CORPORATE SEAL 2003
CHAIRMAN OF THE BOARD	NEVADA	PRESIDENT

THE BANK HOLDINGS

        THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK OF THE COMPANY AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES). SUCH REQUEST MAY BE MADE TO THE COMPANY AT ITS PRINCIPAL OFFICE.

        The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants		Under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list

        For value received,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

	SIGNATURE(S) GUARANTEED	THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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THE BANK HOLDINGS